UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 31, 2011

Date of Report (Date of earliest event reported)

EXAR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-14225	94-1741481
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

48720 Kato Road, Fremont, CA 94538

(Address of principal executive offices, Zip Code)

(510) 668-7000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Exar Corporation (the “Company”) held its 2011 Annual Meeting of Stockholders (the “Annual Meeting”) on August 31, 2011. There were four proposals considered at the Annual Meeting, each of which is described briefly below and in detail in the Company’s definitive proxy statement dated July 15, 2011 for the Annual Meeting (the “Proxy Statement”).

The final voting results from the Annual Meeting are as follows:

Proposal 1 – Election of Directors

Proposal 1 was a proposal to elect six nominees to serve a one-year term on the Company’s Board of Directors, as described in detail in the Proxy Statement. Following is the number of votes cast for or withheld for each of the nominees set forth in Proposal 1, as well as the number of broker non-votes as to each nominee. Each of the nominees was elected at the Annual Meeting to serve a one-year term on the Company’s Board of Directors.

	For	Authority Withheld	Broker Non-Vote
Izak Bencuya	36,906,619	866,581	4,627,388
Pierre Guilbault	37,346,767	426,433	4,627,388
Brian Hilton	37,544,515	228,685	4,627,388
Richard L. Leza	36,858,174	915,026	4,627,388
Gary Meyers	37,518,238	254,962	4,627,388
Pedro (Pete) P. Rodriguez	37,477,706	295,494	4,627,388

Proposal 2 – Ratification of Auditors

Proposal 2 was a proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2012, as described in the Proxy Statement. Following is the number of votes cast for or against, as well as the number of abstentions and broker non-votes, as to the matter.

For	Against	Abstained	Broker Non-Vote
42,256,039	104,757	39,792	0

Proposal 3 – Say on Pay

Proposal 3 was a stockholder advisory vote on executive compensation, as described in the Proxy Statement. Following is the number of votes cast for or against, as well as the number of abstentions and broker non-votes, as to the matter.

For	Against	Abstained	Broker Non-Vote
18,565,074	17,363,387	1,844,739	4,627,388

Proposal 4 – Say on Frequency

Proposal 4 was a stockholder advisory vote on the frequency of the advisory vote on executive compensation, as described in the Proxy Statement. Following is the number of votes cast for each of 1 year, 2 years, and 3 years, as well as the number of abstentions on the matter.

1 Year	2 Years	3 Years	Abstained
23,052,637	81,407	12,802,114	1,837,042

Based on these results, the Board of Directors has determined that the Company will hold an advisory vote on executive compensation every year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXAR CORPORATION
(Registrant)

Date: September 6, 2011	/s/ Kevin Bauer
Kevin Bauer
Senior Vice President and Chief Financial Officer